OTHER OPERATING INCOME, NET (Tables)	12 Months Ended
Mar. 31, 2024
Other Income and Expenses [Abstract]
SCHEDULE OF OTHER OPERATING INCOME, NET

	For the fiscal year ended March 31,
	2022	2023	2024
	RMB	RMB	RMB

Gains from waiver of operating payables (i)	73,747	70,500	10,604
Government grant	1,895	5,252	6,135
Guarantee income	126	46	-
Income from sale of loans recognized as a result of payments under guarantees	26,279	-	-
Transfer-out of unused VAT-input deductible	(20,030)	-	-
Others	-	(5,808)	1,262
	82,017	69,990	18,001

(i)	The Company entered into supplemental agreements with several suppliers in May and June 2021, pursuant to which the Company would be exempted, conditionally, from the repayment of other payables of approximately RMB120.4 million. In this regard, the Company satisfied certain necessary payment conditions during the fiscal year ended March 31, 2022 which resulted in RMB64.3 million in other payables being waived pursuant to the relevant supplier agreements. The waiver of this payable balance resulted in a like gain recorded in the same fiscal year. Additional payment conditions were met during fiscal year 2023 resulting in an incremental RMB56.1 million in payables waived pursuant to the operative supplier agreements. The waiver of this additional payables balance resulted in a like gain recorded in the same fiscal year. In addition, the Company continued to negotiate with other suppliers to settle long-aged payables, resulting in additional wavier gains of RMB9.4 million, RMB14.4 million and RMB10.6 million recorded for the fiscal years ended March 31, 2022, 2023 and 2024, respectively.